EXHIBIT 10.6

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT, dated as of May 7, 2013 (this “Amendment”), to the SECOND AMENDED AND RESTATED FIVE-YEAR REVOLVING CREDIT AGREEMENT, dated as of May 30, 2012 (as may be amended, supplemented or modified from time to time, the “Credit Agreement”), among IBERDROLA USA, INC., a New York corporation (the “Company”), CITIBANK, N.A., as administrative agent (the “Administrative Agent”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and the other parties named therein.

RECITALS

WHEREAS, the Company, the Lenders, the Administrative Agent, and the other parties named therein are party to the Credit Agreement; and

WHEREAS, the Company has requested certain amendments to the Credit Agreement to (i) permit the replacement of GAAP and implementation of the Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board and (ii) extend the Termination Date to May 30, 2018; and the Required Lenders have agreed to make such amendments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

2. Accounting Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, on the Accounting Amendment Effective Date (as defined below), it is agreed that the Credit Agreement shall be amended as follows:

(a) All references to “GAAP” (other than the definition of “GAAP” in Section 9.01 of the Credit Agreement and as set forth in Section 2(c) of this Amendment) and “generally accepted accounting principles” in the Credit Agreement shall be deleted and replaced with “IFRS”.

(b) Section 9.01 of the Credit Agreement is hereby amended by inserting the following definitions in the correct alphabetical positions:

““Accounting Amendment Effective Date” shall have the meaning provided in the First Amendment, dated as of May     , 2013, among the Borrower, certain Lenders and the Administrative Agent.”

““IFRS” shall mean the International Financial Reporting Standards issued by the International Accounting Standards Board, as in effect from time to time.”

(c) the last sentence of Section 9.02 is hereby amended by inserting immediately prior to the period thereof the following:

“provided that it is agreed and understood that any calculation or determination made prior to the Accounting Amendment Effective Date using reference to GAAP shall remain as previously calculated or determined in accordance with such GAAP.”

3. Extension Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, on the Extension Amendment Effective Date (as defined below), it is agreed that Section 9.01 of the Credit Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing it with the following:

““Termination Date” shall mean the earlier of (a)(i) with respect to any Continuing Lender, May 30, 2018, as such date may be extended from time to time with respect to such Continuing Lenders pursuant to Section 1.04 or (ii) with respect to any Non-Extending Lender, May 30, 2017, as such date may be extended from time to time with respect to such Non-Extending Lenders pursuant to Section 1.04 and (b) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise).”

4. Conditions to Effectiveness of the Accounting Amendment. The Accounting Amendment shall become effective as of the date (the “Accounting Amendment Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received an executed counterpart hereof from the Company and the Required Lenders;

(b) The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, a one-time reconciliation of the balance sheet and income statement of the Company reflecting the material changes resulting from the adoption of IFRS for the fiscal year ended December 31, 2012;

(c) On the Accounting Amendment Effective Date, the representations and warranties set forth in Section 6 hereof shall be true and correct in all material respects; and

(d) Since December 31, 2012, both immediately before and after giving effect to this Accounting Amendment, there has not occurred any event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

5. Conditions to Effectiveness of the Extension Amendment. The Extension Amendment shall become effective as of the date (the “Extension Amendment Effective Date” and, together with the Accounting Amendment Effective Date, the “Effective Dates”) when, and only when, each of the following conditions precedent shall have been satisfied:

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(a) The Administrative Agent shall have received (i) an executed counterpart hereof from the Company, (ii) an executed Extension Letter in accordance with Section 1.04 of the Credit Agreement and (iii) executed counterparts hereof from the Required Lenders in accordance with Section 1.04 of the Credit Agreement, each agreeing to extend the Current Termination Date;

(b) On the Extension Amendment Effective Date, the representations and warranties set forth in Section 6 hereof shall be true and correct in all material respects; and

(c) Since December 31, 2012, both immediately before and after giving effect to this Extension Amendment, there has not occurred any event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

6. Representations and Warranties. The Company hereby represents and warrants, on and as of each Effective Date, that (i) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of each Effective Date, both immediately before and after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date), (ii) this Amendment has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against it in accordance with its terms and (iii) no Event of Default shall have occurred and be continuing on any Effective Date, both immediately before and after giving effect to this Amendment.

7. Acknowledgement and Confirmation of the Company. The Company hereby confirms and agrees that, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect and enforceable against the Company in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and represents and warrants to the Lenders that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Loan Documents, or if the Company has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment. This acknowledgement and confirmation by the Company is made and delivered to induce the Administrative Agent and the Lenders to enter into this Amendment, and the Company acknowledges that the Administrative Agent and the Lenders would not enter into this Amendment in the absence of the acknowledgement and confirmation contained herein. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

8. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

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9. Headings. Headings and captions used in this Amendment are included for convenience of reference only and shall not be given any substantive effect.

10. Governing Law; Submission To Jurisdiction. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

12. Expenses. The Company agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation of this Amendment (whether or not the transactions hereby contemplated shall be consummated) including the reasonable fees and disbursements of counsel to the Administrative Agent.

13. Counterparts; Integration. This Amendment may be executed and delivered via facsimile or electronic mail with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

IBERDROLA USA, INC.

By:	/s/ Robert D. Kump
Name:	Robert D. Kump
Title:	Chief Executive Officer

By:	/s/ Jose Maria Torres
Name:	Jose Maria Torres
Title:	Chief Financial Officer

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

CITIBANK, N.A., as Administrative Agent

By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

CONSENTING LENDERS:

By executing this Amendment, the undersigned institution agrees to the terms of the Accounting Amendment and the Credit Agreement as amended thereby.

CONTINUING LENDERS:

☒ By checking this box, the undersigned institution (i) agrees to the extension of the Termination Date to May 30, 2018 and (ii) agrees to the terms of the Extension Amendment and the Credit Agreement as amended thereby. Any Lender that does not check this box shall be deemed to be a Non-Extending Lender.

CITIBANK, N.A., as a Lender

By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

CONSENTING LENDERS:

By executing this Amendment, the undersigned institution agrees to the terms of the Accounting Amendment and the Credit Agreement as amended thereby.

CONTINUING LENDERS:

☒ By checking this box, the undersigned institution (i) agrees to the extension of the Termination Date to May 30, 2018 and (ii) agrees to the terms of the Extension Amendment and the Credit Agreement as amended thereby. Any Lender that does not check this box shall be deemed to be a Non-Extending Lender.

SOVEREIGN BANK, N.A., as a Lender

By:	/s/ William Maag
Name:	William Maag
Title:	Senior Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

CONSENTING LENDERS:

By executing this Amendment, the undersigned institution agrees to the terms of the Accounting Amendment and the Credit Agreement as amended thereby.

CONTINUING LENDERS:

☒ By checking this box, the undersigned institution (i) agrees to the extension of the Termination Date to May 30, 2018 and (ii) agrees to the terms of the Extension Amendment and the Credit Agreement as amended thereby. Any Lender that does not check this box shall be deemed to be a Non-Extending Lender.

Bank of America, N.A., as a Lender

By:	/s/ Jerry Wells
Name:	Jerry Wells
Title:	Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

CONSENTING LENDERS:

By executing this Amendment, the undersigned institution agrees to the terms of the Accounting Amendment and the Credit Agreement as amended thereby.

CONTINUING LENDERS:

☐ By checking this box, the undersigned institution (i) agrees to the extension of the Termination Date to May 30, 2018 and (ii) agrees to the terms of the Extension Amendment and the Credit Agreement as amended thereby. Any Lender that does not check this box shall be deemed to be a Non-Extending Lender.

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Tasvir Hasan
Name:	Tasvir Hasan
Title:	Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

CONSENTING LENDERS:

By executing this Amendment, the undersigned institution agrees to the terms of the Accounting Amendment and the Credit Agreement as amended thereby.

CONTINUING LENDERS:

☒ By checking this box, the undersigned institution (i) agrees to the extension of the Termination Date to May 30, 2018 and (ii) agrees to the terms of the Extension Amendment and the Credit Agreement as amended thereby. Any Lender that does not check this box shall be deemed to be a Non-Extending Lender.

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. New York Branch, as a Lender

By:	/s/ Guilherme Gobb
Name:	Guilherme Gobb
Title:	Vice President

By:	/s/ Nurys Maleni
Name:	Nurys Maleni
Title:	VP

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

CONSENTING LENDERS:

By executing this Amendment, the undersigned institution agrees to the terms of the Accounting Amendment and the Credit Agreement as amended thereby.

CONTINUING LENDERS:

☒ By checking this box, the undersigned institution (i) agrees to the extension of the Termination Date to May 30, 2018 and (ii) agrees to the terms of the Extension Amendment and the Credit Agreement as amended thereby. Any Lender that does not check this box shall be deemed to be a Non-Extending Lender.

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By:	/s/ Robert MacFarlane
Name:	Robert MacFarlane
Title:	Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

CONSENTING LENDERS:

By executing this Amendment, the undersigned institution agrees to the terms of the Accounting Amendment and the Credit Agreement as amended thereby.

CONTINUING LENDERS:

☒ By checking this box, the undersigned institution (i) agrees to the extension of the Termination Date to May 30, 2018 and (ii) agrees to the terms of the Extension Amendment and the Credit Agreement as amended thereby. Any Lender that does not check this box shall be deemed to be a Non-Extending Lender.

TD Bank, N.A., as a Lender

By:	/s/ David Perlman
Name:	David Perlman
Title:	Senior Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

CONSENTING LENDERS:

By executing this Amendment, the undersigned institution agrees to the terms of the Accounting Amendment and the Credit Agreement as amended thereby.

CONTINUING LENDERS:

☒ By checking this box, the undersigned institution (i) agrees to the extension of the Termination Date to May 30, 2018 and (ii) agrees to the terms of the Extension Amendment and the Credit Agreement as amended thereby. Any Lender that does not check this box shall be deemed to be a Non-Extending Lender.

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher Samms
Name:	Christopher Samms
Title:	Senior Vice President (#9426)

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

CONSENTING LENDERS:

By executing this Amendment, the undersigned institution agrees to the terms of the Accounting Amendment and the Credit Agreement as amended thereby.

CONTINUING LENDERS:

☒ By checking this box, the undersigned institution (i) agrees to the extension of the Termination Date to May 30, 2018 and (ii) agrees to the terms of the Extension Amendment and the Credit Agreement as amended thereby. Any Lender that does not check this box shall be deemed to be a Non-Extending Lender.

Lloyds TSB Bank plc, as a Lender

By:	/s/ Dennis McClellan
Name:	Dennis McClellan
Title:	Assistant Vice President – M0840

By:	/s/ Joel Slomko
Name:	Joel Slomko
Title:	Assistant Vice President – S088

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT